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                                                                                                                     Exhibit (e)(14)

                                                                                                                     SERVICE REQUEST

[LOGO OF AIG]

[_] AMERICAN GENERAL LIFE INSURANCE COMPANY
[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
A member of American International Group, Inc. (AIG)
____________________________________________________________________________________________________________________________________

In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

Mailing Instructions: Send form(s) to:
[_] Standard Address . PO Box 305355 . Nashville, TN 37230-5355 . Fax: 1-844-930-0370
[_] Variable Life Service Center . PO Box 305600 . Nashville, TN 37230-5600 . Fax: 713-620-6653
____________________________________________________________________________________________________________________________________
PLEASE PRINT OR TYPE ALL INFORMATION EXCEPT SIGNATURES. A SEPARATE REQUEST FORM MUST BE COMPLETED FOR EACH POLICY. SEE INSTRUCTIONS
BELOW.
____________________________________________________________________________________________________________________________________

1.     POLICY          POLICY NO.: ____________________________________________________________________________________________
       IDENTIFICATION  INSURED/ANNUITANT NAME: __________________________  SSN/ITIN OR EIN: ___________________________________
                                                       (Required)                                        (Required)
   [_] Check Here if   OWNER NAME: ______________________________________  SSN/ITIN OR EIN: ___________________________________
       New Address     ADDRESS: _______________________________________________________________________________________________
                       PHONE NO.: _________________________  EMAIL ADDRESS: ___________________________________________________
   [_] Check Here if   CO-OWNER NAME: __________________________________  SSN/ITIN OR EIN: ____________________________________
       this is a                                 (if applicable)                                      (if applicable)
       permanent
       address change  ADDRESS: _______________________________________________________________________________________________
                       PHONE NO.: _________________________  EMAIL ADDRESS: ___________________________________________________
                       ASSIGNEE, IRREVOCABLE
                       BENEFICIARY, OTHER NAME: ________________________  SSN/ITIN OR EIN: ____________________________________
                                                     (if applicable)                                 (if applicable)
____________________________________________________________________________________________________________________________________
2. [_] CHANGE          FREQUENCY:
       DIRECT BILLING  [_] Annual  [_] Semi-Annual  [_] Quarterly  [_] Monthly*  [_] Other* ___________________________________
       FREQUENCY       [_] Planned Periodic Premium* $ _______________
                       If the selected mode of payment is not available, the next available mode will be used.
____________________________________________________________________________________________________________________________________
3. [_] LOST POLICY     [_] Lost Policy Certificate
       CERTIFICATE OR  [_] Duplicate Policy Request*
   [_] DUPLICATE       As the owner of the above policy, I hereby request a duplicate policy. If the Original Policy is more than
       POLICY REQUEST  5 years old, I request a Certificate of Insurance.
____________________________________________________________________________________________________________________________________
4. [_] CORRECT AGE     [_] Insured/Annuitant   [_] Spouse   [_] Child (Name) __________________________________________________
                       Date of Birth: ______________________________________   Must send in proof of age.
____________________________________________________________________________________________________________________________________
5. [_] CHANGE          [_] Extended Term Insurance
       NONFORFEITURE   [_] Reduced Paid Up
       OPTION          [_] Automatic Premium Loan
____________________________________________________________________________________________________________________________________
6. [_] EXECUTE         Endorse policy in accordance with Nonforfeiture Provisions to provide, if available:
       NONFORFEITURE   [_] Extended Term Insurance                 [_] Reduced Paid-Up Insurance
       OPTION          [_] Automatic Premium Loan*                     If Loan: [_] Pay-off with Cash Value*
                                                                                [_] Leave on Policy*
____________________________________________________________________________________________________________________________________
7. [_] CANCEL          [_] Premium Waiver       [_] Accidental Death  [_] Guaranteed Insurability  [_] Level/Decreasing Term
       BENEFITS        [_] Additional Insured   [_] Family            [_] Child                    [_] Payor Death and/
       OR RIDERS++     [_] Reduce Face Amount to $ _______________                                     or Payor Disability
                       If you have one or more policies subject to a Company premium discount, a reduction in the Face Amount of coverage under this policy may affect the premium discount for those other policies.
                       [_] Other: _______________________________________________________________
____________________________________________________________________________________________________________________________________
                       * Not available on all policies. Contact your Service Center for availability.
                       ++ Additional forms may be required. Contact your Service Center for additional information.
                       Note: Certain changes to your policy may result in adverse Tax consequences. We urge you to consult with your Tax Advisor prior to making any changes. The changes requested are not valid until recorded by the company.

                                     RETURN COMPLETED FORM TO THE ADDRESS OF THE COMPANY CHECKED ABOVE.

                                                            Page 1 of 3                     [BAR CODE]              AGLC0107 Rev0418
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SECTION 8 - SIGNATURE AND DATE

If a duplicate policy is issued to me, I agree that it completely replaces the original policy and replaces any previous duplicate policy. I agree to return the original policy or any duplicate policy to the Company if found. I agree to hold the Company harmless from any claim or expense under the original policy or any previous duplicate policy.

You and the Internal Revenue Service will be provided with an informational tax form after the close of the calendar year. A withdrawal of any type, before age 59 1/2, may subject you to an IRS penalty tax.
____________________________________________________________________________________________________________________________________
IRS CERTIFICATION: Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a)
I am exempt from backup withholding (enter exempt payee code*, if applicable: _____ ), OR (b) I have not been notified by the
Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: _____ ).

**Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct ITIN. *See General Instructions provided on the IRS Form W-9 available from
IRS.gov. ** If you can complete a Form W-9 and you are a U.S. citizen or U.S. resident alien, FATCA reporting may not apply to you.
Please consult your own tax advisors.
____________________________________________________________________________________________________________________________________
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.

CURRENT/EXISTING OWNER'S SIGNATURE (required)                      CURRENT/EXISTING OWNER'S SIGNATURE (required)
_____________________________________________________________      _____________________________________________________________

X                                                                  X
_____________________________________________________________      _____________________________________________________________
DATE ________________________________________________________      DATE ________________________________________________________

ASSIGNEE, IRREVOCABLE BENEFICIARY,
OTHER SIGNATURE (if required)
_____________________________________________________________
                                                                   IF YOU WERE A MINOR WHEN THIS POLICY WAS ISSUED, PLEASE SUBMIT
X                                                                  A COPY OF YOUR DRIVER'S LICENSE WITH THE APPLICATION.
_____________________________________________________________
DATE ________________________________________________________
____________________________________________________________________________________________________________________________________
COMPLETE THIS SECTION IF THIS POLICY IS OWNED BY A TRUST OR BUSINESS.
[_] Trust Owned: (Complete the Certification of Trust)
[_] Business Owned: (Complete the Business Certification)

OWNER SIGNATURE                                                    AUTHORIZED SIGNATURE (required)
Print full name of Company: _________________________________      _____________________________________________________________

_____________________________________________________________      X
Print full name and title of authorized signer: _____________      ____________________________________________________________
_____________________________________________________________      DATE ________________________________________________________

                                                            Page 2 of 3                     [BAR CODE]              AGLC0107 Rev0418
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____________________________________________________________________________________________________________________________________
                                           - INSTRUCTIONS AND CONDITIONS -
____________________________________________________________________________________________________________________________________
In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.
____________________________________________________________________________________________________________________________________
1.  POLICY           Complete all contract information in this section. You may use this form for multiple contracts that have the
    IDENTIFICATION   same contract owner and require the same signatures.
____________________________________________________________________________________________________________________________________
2.  CHANGE           This form may be used to change your direct billing frequency. For all other premium changes, including
    DIRECT BILLING   changes to your billing method and electronic funds authorization, please contact your Service Center. Check
    FREQUENCY        the box to indicate the billing frequency. For flexible premium products, please fill in the planned premium.
____________________________________________________________________________________________________________________________________
3.  LOST POLICY      Check the box identifying the reason for a Policy Certificate. This one page Certificate provides basic policy
    CERTIFICATE      information and will serve as proof of your coverage.
    OR DUPLICATE
    POLICY REQUEST
____________________________________________________________________________________________________________________________________
4.  CORRECT AGE      Check the box of the person whose age needs to be corrected. If it is a child, provide the name of the child.
                     Provide correct date of birth. Proof of age, such as a birth certificate or driver's license, must be provided.
                     Please submit a copy rather than the original document.
____________________________________________________________________________________________________________________________________
5.  CHANGE           Check the box to indicate which option you choose to select. Review your contract to determine which provisions
    NONFORFEITURE    are allowed and how the provisions affect your contract.
    OPTION           EXTENDED TERM INSURANCE (ETI) utilizes the cash surrender value to purchase term insurance until that value is depleted. Upon expiration, the contract terminates without value. Any outstanding loan balance will be paid off.
                     REDUCED PAID UP INSURANCE (RPU) utilizes the cash surrender value to provide a paid up contract for a reduced amount of coverage. Depending on the contract, you may have the option to leave any outstanding loan on the policy.
                     AUTOMATIC PREMIUM LOAN (APL) allows for a contract loan to pay a premium due provided that there is sufficient cash value.
____________________________________________________________________________________________________________________________________
6.  EXECUTE          Check the box to indicate which option you choose to select. Review your contract to determine which
    NONFORFEITURE    provisions are allowed and how the provisions affect your contract as benefits and riders may be terminated.
    OPTION           EXTENDED TERM INSURANCE (ETI) utilizes the cash surrender value to purchase term insurance until that value is depleted. Upon expiration, the contract terminates without value. Any outstanding loan balance will be paid off.
                     REDUCED PAID UP INSURANCE (RPU) utilizes the cash surrender value to provide a paid up contract for a reduced amount of coverage. Depending on the contract, you may have the option to leave the loan on the policy.
                     AUTOMATIC PREMIUM LOAN (APL) allows for a contract loan to pay a premium due provided that there is sufficient cash value.
____________________________________________________________________________________________________________________________________
7.  CANCEL BENEFITS  Check the box to indicate which benefit or rider you want to remove. You may be contacted by the Service
    OR RIDERS        Center if your state requires additional forms to complete processing.
                     .  When removing a Child Term Rider and requesting a refund, submit proof of the youngest child's Date of
                        Birth.
                     ACCIDENT & HEALTH POLICIES:
                     .  When removing a spouse due to death, provide a copy of the death certificate.
____________________________________________________________________________________________________________________________________
8.  SIGNATURE        Please elect ownership type and fill out all applicable information. All required signatures must be written in
    & DATE           ink, using full legal names.
                     The request must be signed by: the person or persons who have the rights of ownership under the terms of the
                     Policy, by an assignee, or by any other party who may have an interest in the Policy by legal proceedings or statutes.
                     .  If the owner is a trust, complete the Certification of Trust.
                     .  If the owner is a business, complete the Business Certification
____________________________________________________________________________________________________________________________________

                                                            Page 3 of 3                     [BAR CODE]              AGLC0107 Rev0418
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